UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2006

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The descriptions in Item 5.03 of the amendments to the Company’s Certificate of Incorporation and Bylaws are incorporated herein by reference. Additionally, the amendment to the Certificate of Incorporation filed as Exhibit 3.1 is incorporated herein by reference. The Amended and Restated Bylaws filed as Exhibit 3.2 are also incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2006, the Company filed with the Delaware Secretary of State an amendment to its Certificate of Incorporation. The purpose of the amendment was to eliminate the ability of the holders of the Company’s common stock, $0.001 par value, to take action by non-unanimous written consent. Prior to the filing of the amendment, stockholders holding a majority of the shares of Company common stock could take action in lieu of a meeting by written consent. Currently, any stockholder action must be taken at a duly called annual or special meeting of stockholders. Stockholders retain the ability to act by unanimous written consent. The amendment was effective upon filing. The foregoing description of the amendment to the Certificate of Incorporation is qualified in its entirety by the full text of the filed amendment, attached as Exhibit 3.1 and incorporated herein by reference.

In conjunction with the amendment to the Certificate of Incorporation, Section 2.12 of the Company’s Bylaws concerning stockholder action by non-unanimous written consent was deleted in order to harmonize the Bylaws with the amended Certificate of Incorporation. Such changes were previously approved by our Board of Directors to take effect concurrently with the amendment to our Certificate of Incorporation. Amended and Restated Bylaws reflecting the amendment are attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
Exhibit 3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Computer Software Innovations, Inc. filed with the Delaware Secretary of State on March 28, 2006.

Exhibit 3.2	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Nancy K. Hedrick Chief Executive Officer

Dated: March 29, 2006

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Computer Software Innovations, Inc. filed with the Delaware Secretary of State on March 28, 2006.

Exhibit 3.2	Amended and Restated Bylaws of the Company.